UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 July 24, 2018 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2018, the Board of Directors of Exelon Corporation (“Exelon”) approved amendments to Article II and Article IV of the Amended and Restated Articles of Incorporation of Exelon (“Articles”) to update Exelon’s registered agent and to provide for dematerialization of Exelon’s securities. This summary is qualified by reference to the complete text of the amended Articles attached as Exhibit 3.1 to this report.

On July 24, 2018, the Board of Directors also approved amendments to Articles III, IV and VI of the Amended and Restated Bylaws (“Bylaws”) of Exelon. Amendments made to Article III (Section 3.05(b)(1)) and Article IV (Section 4.02(b)) of the Bylaws relate to the requirements for advance notice that a shareholder must provide when making a director nomination or proposal at Exelon’s annual meeting of shareholders, which now provide that director nominations and proposals are required to be received by Exelon no less than 120 days nor more than 150 days before the first anniversary of the date on which proxy materials for the prior year's annual meeting of shareholders were mailed. Article VI of the Bylaws contains, among other things, provisions relating to certificates of stock, lost or stolen certificates, and the transfer of shares, and was amended to provide for dematerialization of Exelon’s securities. This summary is qualified by reference to the complete text of the amended Bylaws attached as Exhibit 3.2 to this report.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation by Exelon
3.2	Amended and Restated Bylaws of Exelon

* * * * *
This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2017 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23, Commitments and Contingencies; (2) Exelon's First Quarter 2018 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ KATHERINE SMITH
Katherine Smith
Associate General Counsel and Assistant Secretary
Exelon Corporation

July 27, 2018

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Exelon
3.2	Amended and Restated Bylaws of Exelon